UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 26, 2006
FIRST CHARTER CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	0-15829	56-1355866

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
(Address of principal executive offices)
(704) 688-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Effective April 26, 2006, the date of the Registrant’s annual meeting of shareholders (the “Annual Meeting”), Harold D. Alexander (“Mr. Alexander”), retired from service on the Registrant’s Board of Directors (the “Board”). The Registrant’s Bylaws provide that a director’s term expires at the first annual meeting of shareholders after such director reaches age 70, and Mr. Alexander attained such age during the past year.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CHARTER CORPORATION

	By:	/s/ Stephen J. Antal

Stephen J. Antal Senior Vice President, General Counsel and Corporate Secretary

Dated: April 27, 2006